UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 13, 2026

Crinetics Pharmaceuticals, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38583	26-3744114
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6055 Lusk Boulevard
San Diego, California		92121
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (858) 450-6464

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	CRNX	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition.

On January 13, 2026, Crinetics Pharmaceuticals, Inc. (the “Company” or “Crinetics”) reiterated certain previously announced preliminary and unaudited financial and operating results for the fourth quarter ended December 31, 2025, including that Crinetics expects to report that it generated net product revenue from PALSONIFYTM (paltusotine) of over $5.0 million for the three months ended December 31, 2025.

Crinetics’ audited financial statements for the year ended December 31, 2025 are not yet available. Accordingly, this estimate of the Company’s net product revenue from PALSONIFY is preliminary and unaudited, and remains subject to completion of the Company’s financial closing procedures, including the completion of management’s review and related internal controls over financial reporting. Accordingly, the estimated net product revenue from PALSONIFY set forth above reflects the Company’s preliminary and unaudited estimate with respect to such information based on information currently available to management, and may differ materially from the Company’s actual financial results as of December 31, 2025.

Item 7.01	Regulation FD Disclosure.

On January 13, 2026 at 9:45 a.m. Pacific Time, Scott Struthers, Ph.D., Founder and Chief Executive Officer of the Company, presented a Company update at the 44th annual J.P. Morgan Healthcare Conference, which is taking place in San Francisco, CA from January 12-15, 2026. A live audio webcast of Dr. Struthers’ presentation may be accessed on the Events & Presentations section of the Company’s website. During the presentation, the Company referenced the corporate slide presentation attached as Exhibit 99.1 to this Current Report on Form 8-K, which is incorporated herein by reference.

The information contained in this report, including the information included in Items 2.02 and 7.01, as well as in Exhibit 99.1 hereto, is being “furnished” and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Securities Act”), is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing under the Securities Act or the Securities Exchange Act of 1934, as amended (the “Exchange Act”), except as shall be expressly set forth by specific reference in such a filing.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. All statements other than statements of historical facts contained in this report are forward-looking statements, including statements regarding Crinetics’ plans, objectives and expectations (financial and otherwise), including with respect to its 2025 financial and operating results; our ability to effectively commercialize PALSONIFY (paltusotine) to become a market leader or a “blockbuster”; our estimates relating to market size, or our ability to drive diagnosis and treatment for undiagnosed patients; the plans and timelines for approval of paltusotine outside the US; the plans and timelines for a Phase 3 program, regulatory filings or approval of paltusotine for carcinoid syndrome, for atumelnant for CAH and for atumelnant for ACTH-dependent Cushing’s syndrome; the ability of atumelnant to transform CAH treatment or to become a “blockbuster” therapy for CAH; the ability of CRN09682 to become a “blockbuster” for neuroendocrine tumors or other SST2+ tumors; the plans and timelines for the clinical development of Crinetics’ drug candidates, including the therapeutic potential and clinical benefits or safety profile thereof; the expected timing for the initiation of clinical trials or the potential benefits of our development candidates in patients across multiple indications; the expected timing of additional research pipeline updates or the expected timing of the advancement of those programs; and the expected timing through which Crinetics; cash, cash equivalents, and short-term investments will fund Crinetics’ operating plans or its operating cash burn guidance. These forward-looking statements speak only as of the date of this report and are subject to a number of risks, uncertainties and assumptions, including, without limitation, the data available at the time of data analysis; estimates relating to market size and growth potential, which involve a number of assumptions and limitations, particularly about any projections, assumptions, and estimates of our future performance; the future performance of the markets in which we operate are necessarily subject to a high degree of uncertainty and risk; the possibility of unfavorable new clinical data and further analyses of existing clinical data; potential delays in the commencement, enrollment and completion of clinical trials and the reporting of data therefrom; our dependence on third parties in connection with product manufacturing, research and preclinical and clinical testing; the success of our clinical trials and nonclinical studies; regulatory developments or political changes, policies related to pricing and pharmaceutical drug reimbursement in the United States and foreign countries; unexpected adverse side effects or inadequate efficacy of our product candidates that may limit their development, regulatory approval and/or commercialization; our ability to obtain and maintain intellectual property protection for our product candidates; we may use our capital resources sooner than we expect or our cash burn rate may accelerate; and the other risks and uncertainties described in the Company’s periodic filings with the Securities and Exchange Commission (the “SEC”). The events and circumstances reflected in the Company’s forward-looking statements may not be achieved or occur and actual results could differ materially from those projected in the forward-looking statements. Additional information on risks facing Crinetics can be found under the heading “Risk Factors” in Crinetics’ periodic filings with the SEC, including its annual report on Form 10-K for the year ended December 31, 2024 and quarterly report on Form 10-Q for the quarter ended September 30, 2025. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. Except as required by applicable law, Crinetics does not plan to publicly update or revise any forward-looking statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Corporate Slide Presentation

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Crinetics Pharmaceuticals, Inc.

Date: January 13, 2026	By:	/s/ R. Scott Struthers, Ph.D.
R. Scott Struthers, Ph.D. President and Chief Executive Officer (Principal Executive Officer)